Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Form 10-K”) of Planet Labs PBC (the “Company”) for the year ended January 31, 2022, William Marshall, as Chief Executive Officer of the Company, and Ashley Johnson, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.the Company’s Annual Report for the year ended January 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2022

By: /s/William Marshall
William Marshall
Chief Executive Officer
(Principal Executive Officer)

Dated: April 14, 2022

By: /s/Ashley Johnson
Ashley Johnson
Chief Financial and Operating Officer
(Principal Financial Officer)